================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2000

                        Commission file number 001-12275

                          NIELSEN MEDIA RESEARCH, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                                  06-1450569
-----------------------------------         ------------------------------------
    (State of Incorporation)                (I.R.S. Employer Identification No.)


    299 Park Avenue, New York, New York                   10171
------------------------------------------   -----------------------------------
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (212) 708-7500
                                                    ----------------


================================================================================

Pursuant to the requirements of the Securities Exchange Act of 1934, Nielsen Media Research, Inc., a Delaware corporation hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated January 4, 2000 (the "Form 8-K") as set forth in the pages attached hereto.


Item 7. Financial Statements and Exhibits

        This amendment is being filed within 60 days of filing of the Form 8-K.

     (a)  Financial statements of businesses acquired

          The financial statements of NetRatings, Inc., including audited financial statements as of and for the nine months ended September 30, 1999, have been previously filed with the Securities and Exchange Commission on NetRatings, Inc.'s Form S-1 dated December 8, 1999 (Registration No. 333-87717).

     (b)  Pro forma financial information

          The pro forma financial statements being filed with this amendment are as follows:

          Pro Forma Financial Statements--Introduction                       F-1

          Nielsen Media Research, Inc.
          Unaudited Pro Forma Combined Balance Sheet as of
          September 30, 1999 and Notes thereto                               F-2

          Nielsen Media Research, Inc.
          Unaudited Pro Forma Combined Statement of Income
          for the year ended December 31, 1998 and Notes
          thereto                                                            F-4

          Nielsen Media Research, Inc.
          Unaudited Pro Forma Combined Statement of Income
          for the nine months ended September 30, 1999 and
          Notes thereto                                                      F-5


     (c)  Exhibits

                Unaudited Pro Forma Combined Financial Statements


     The unaudited pro forma combined financial statements give effect to (a) the initial public offering ("IPO") of NetRatings, Inc. ("NetRatings") and (b) the acquisition by Nielsen Media Research, Inc. ("Nielsen Media Research") of a majority of the shares outstanding of NetRatings as described in Item 2 of the Form 8-K (the "Acquisition"). The pro forma combined income statements for the year ended December 31, 1998 and for the nine months ended September 30, 1999 have been prepared as if the Acquisition had occurred on the first day of the relevant period presented. The pro forma combined balance sheet as at September 30, 1999 has been prepared as if the IPO and the Acquisition had occurred as at the date of the balance sheet.

     The pro forma adjustments, which are based on certain assumptions that the management of Nielsen Media Research believe are reasonable, are applied to the historical financial statements of Nielsen Media Research and NetRatings. The Acquisition is accounted for under the purchase method of accounting. Nielsen Media Research's allocation of the purchase price is based on the estimated fair value of the assets acquired and liabilities assumed. The purchase price allocation reflected in the accompanying unaudited pro forma combined financial statements may be different from the actual allocation of the purchase price and any such difference could be material.

NIELSEN MEDIA RESEARCH INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
SEPTEMBER 30,1999

(Dollar amounts in thousands)


                                                                                            PRO FORMA ADJUSTMENTS
                                                                                   -------------------------------------
                                                                                    NETRATINGS   ACQUISITION   CONSOL-    PRO-FORMA
                                                     NIELSEN MEDIA    NETRATINGS      IPO(1)         (2)      IDATION(3)   COMBINED
Assets
Current Assets
   Cash and Cash Equivalents                              $  17,952    $  28,650    $  73,173    $ 235,858   $    --      $ 355,633
   Accounts Receivable-Net                                   53,331        1,069         --           --        (2,164)      52,236
   Other Current Assets                                       5,981          294         --           --          --          6,275
                                                       ----------------------------------------------------------------------------
Total Current Assets                                         77,264       30,013       73,173      235,858      (2,164)     414,144
                                                       ----------------------------------------------------------------------------
Property, Plant and Equipment--Net                           73,858          593         --           --          --         74,451
Computer Software                                            51,534         --           --           --          --         51,534
Deferred Charges and Intangibles                             13,947         --           --           --          --         13,947
Investment in NetRatings                                     11,048         --           --        246,000    (257,048)        --
Deferred Compensation                                          --           --           --           --         3,196        3,196
Goodwill                                                       --           --           --           --        63,290       63,290
Other Assets                                                 22,385          480         --           --          --         22,865
                                                       ----------------------------------------------------------------------------
Total Assets                                              $ 250,036    $  31,086    $  73,173    $ 481,858   $(192,726)   $ 643,427
                                                       ============================================================================


Liabilities and Shareholders' Equity  (Deficit)

Current Liabilities
   Accounts Payable                                       $   8,203    $     328    $    --      $    --     $    --      $   8,531
   Accrued and Other Current Liabilities                     49,515          973         --           --          --         50,488
   Accrued Income Taxes                                       3,069         --           --           --          --          3,069
   Deferred Revenues                                          2,140        2,010         --           --          --          4,150
   Other Short-term Liabilites                                 --            276         --           --          --            276
   Amount due to Nielsen Media Research                        --          2,164         --           --        (2,164)        --
                                                       ----------------------------------------------------------------------------
Total Current Liabilities                                    62,927        5,751         --           --        (2,164)      66,514
                                                       ----------------------------------------------------------------------------
Other Liabilities                                            12,263          320         --           --          --         12,583
Deferred Income Taxes                                        59,788         --           --           --          --         59,788
Loan from VNU-Ireland                                          --           --           --        246,000        --        246,000
Long-term Debt                                              200,000         --           --           --          --        200,000
Minority Interest                                              --           --           --           --       143,484      143,484
Redeemable Convertible Preferred Stock                         --         35,743      (35,743)        --          --           --
                                                       ----------------------------------------------------------------------------
Total Liabilities                                           334,978       41,814      (35,743)     246,000     141,320      728,369
                                                       ----------------------------------------------------------------------------

Shareholders' Equity (Deficit)
   Common Stock                                                 577            4           12           16         (32)         577
   Capital Surplus                                            8,893       31,144      108,904      235,842    (375,890)       8,893
   Treasury Stock                                              --           --           --           --          --           --
   Deferred Compensation                                       --         (3,196)        --           --         3,196         --
   Deferred Service Costs                                      --        (22,225)        --           --        22,225         --
   Note Receivable from Stockholder                            --           (125)        --           --           125         --
   Distribution in Excess of Net Book Value                (163,542)        --           --           --          --       (163,542)
   Retained Earnings / (Deficit)                             67,031      (16,330)        --           --        16,330       67,031
   Cumulative Translation Adjustment                          1,066         --           --           --          --          1,066
   Unrealized Gains on Investments                            1,033         --           --           --          --          1,033
                                                       ----------------------------------------------------------------------------
      Total Shareholders' Equity (Deficit)                  (84,942)     (10,728)     108,916      235,858    (334,046)     (84,942)
                                                       ----------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity/(Deficit)      $ 250,036    $  31,086    $  73,173    $ 481,858   $(192,726)   $ 643,427
                                                       ============================================================================



See accompanying notes to the Unaudited Proforma Combined Balance Sheet.

               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

(1) To reflect the sale of 4,600,000 shares of NetRatings common stock in an IPO on December 8, 1999. The net proceeds to NetRatings were approximately $15.81 per share, after deducting the underwriting discount and offering expenses. The pro forma adjustments also reflect the automatic conversion of all outstanding shares of NetRatings redeemable convertible preferred stock into shares of NetRatings common stock, which occurred prior to the IPO and the exercise of warrants to purchase NetRatings Series B preferred stock, resulting in proceeds of $447,000, and the automatic conversion of such shares into shares of NetRatings common stock.

(2) To reflect the purchase by Nielsen Media Research of 17,188,349 shares of NetRatings common stock on December 21, 1999 through the exercise of warrants and purchase of shares from NetRatings and several of its shareholders. The aggregate purchase price was approximately $246 million, of which approximately $236 million was paid to NetRatings and approximately $10 million was paid directly to several of its shareholders. VNU-Ireland advanced such funds to Nielsen Media Research to fund the purchase of the NetRatings common stock.

(3) The acquisition has been accounted for by the purchase method. The aggregate purchase price (including the previous purchase of NetRatings Series C and Series D redeemable convertible preferred stock, which were automatically converted to NetRatings common stock prior to the IPO) was allocated to the assets acquired and the liabilities assumed of NetRatings as follows:



                                                                ($ in thousands)

Purchase price                                                     $ 256,246
  Plus: Estimated professional fees                                      802
  Less: Estimated share of book value of net assets acquired
         (after IPO)                                                (193,758)(a)
                                                                   ---------
      Intangible Assets                                            $  63,290
                                                                   ---------
Allocation of Intangible Assets:
Goodwill                                                           $  63,290

Annual amortization over a period of seven years using the
straight-line method                                               $   9,041


                   (a) At approximately 57% ownership interest

NIELSEN MEDIA RESEARCH INC.
UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1998
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                    PRO FORMA         PRO FORMA
                                                 NIELSEN MEDIA     NETRATINGS      ADJUSTMENTS         COMBINED
Operating Revenue                                  $ 401,932       $     237       $    --            $ 402,169

Operating Costs                                      195,301           2,246            --              197,547
Selling and Administrative Expenses                   80,867           1,534            --               82,401
Depreciation and Amortization                         31,385             200           9,041 (b)         40,626
Stock Based Compensation                                --                25            --                   25
                                           --------------------------------------------------------------------
Operating Income                                      94,379          (3,768)         (9,041)            81,570
                                           --------------------------------------------------------------------

Minority Interest Expense                               --              --             1,666 (c)          1,666
Interest Expense--Net                                 (8,156)           (111)           --               (8,267)
Interest Expense--VNU                                   --              --           (20,418)(d)        (20,418)
Gain on Sale of Marketable Securities                  8,008            --              --                8,008
                                           --------------------------------------------------------------------
Non-Operating Income                                    (148)           (111)        (18,752)           (19,011)
                                           --------------------------------------------------------------------

Income before Provision for Taxes                     94,231          (3,879)        (27,793)            62,559
Provision for Income Taxes                           (39,483)           --              --              (39,483)
                                           --------------------------------------------------------------------
Net Income                                         $  54,748       $  (3,879)      $ (27,793)         $  23,076
                                           ====================================================================



See accompanying notes to the Unaudited Pro Forma Combined Income Statement.

NIELSEN MEDIA RESEARCH INC.
UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                     PRO FORMA        PRO FORMA
                                                 NIELSEN MEDIA     NETRATINGS       ADJUSTMENTS        COMBINED
Operating Revenue                                  $ 332,622      $   1,486         $     (29)(a)     $ 334,079

Operating Costs                                      167,009          6,075              --             173,084
Selling and Administrative Expenses                   55,940          3,452              (334)(a)        59,058
Depreciation and  Amortization                        27,258            277             6,781 (b)        34,316
Stock-Based Compensation                                              2,327              (375)(a)         1,952
                                           --------------------------------------------------------------------
Operating Income                                      82,415        (10,645)           (6,101)           65,669
                                           --------------------------------------------------------------------
Minority Interest Expense                               --             --               4,583 (c)         4,583
 Interest Expense--Net                               (10,523)           (25)             --             (10,548)
 Interest Expense--VNU                                  --             --             (15,314)(d)       (15,314)
                                           --------------------------------------------------------------------
Non-Operating Income                                 (10,523)           (25)          (10,731)          (21,279)
                                           --------------------------------------------------------------------
Income before Provision for Taxes                     71,892        (10,670)          (16,832)           44,390
Provision for Income Taxes                           (30,122)          --                --             (30,122)
                                           --------------------------------------------------------------------
Net Income                                         $  41,770      $ (10,670)        $ (16,832)        $  14,268
                                           ====================================================================



See accompanying notes to the Unaudited Pro Forma Combined Income Statement.

             NOTES TO UNAUDITED PRO FORMA COMBINED INCOME STATEMENTS

     (a) To eliminate intercompany transactions between Nielsen Media Research and NetRatings.

     (b) To record the amortization of goodwill related to the acquisition of NetRatings.

     (c)  To record minority interest expense.

     (d) To record interest expense on a $246 million loan from VNU-Ireland related to the funding of the acquisition of NetRatings.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 NIELSEN MEDIA RESEARCH, INC.







Date: March 1, 2000                      By:
                                                Thomas W. Young
                                                Executive Vice President & Chief
                                                Financial Officer

                                                /s/ THOMAS W. YOUNG
                                                --------------------------------
                                                Thomas W. Young


                                                Stuart J. Goldshein
                                                Vice President and Controller

                                                /s/ STUART J. GOLDSHEIN
                                                --------------------------------
                                                Stuart J. Goldshein












                                      - 3 -